THE ADVISORS' INNER CIRCLE FUND

                                  SYNOVUS FUNDS
                               MID CAP VALUE FUND

                         SUPPLEMENT DATED AUGUST 2, 2004
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Mr. William W. Priest, co-managing partner, and Mr. Barry Sloane, managing director and partner in charge of asset gathering, recently withdrew from their positions with Steinberg Priest & Sloane Capital Management, LLC (the "Sub-Adviser"). Neither Mr. Priest nor Mr. Sloane had responsibility for the management of the Mid Cap Value Fund (the "Fund"). Michael A. Steinberg, CEO and Chief Investment Officer will continue to be the individual primarily responsible for the day-to-day management of the Fund with oversight of the firm's investment team. The Sub-Adviser's name has been changed to Steinberg Asset Management, LLC.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.